UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2008

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard

St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 25, 2008, Monsanto Company issued a press release updating its earnings per share and free cash flow guidance for the second quarter and full year fiscal year 2008. This press release is furnished as Exhibit 99, and incorporated herein by reference.

The press release furnished herewith uses the non-GAAP financial measure of earnings per share (“EPS”) on an ongoing basis. Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations. Such items might include the effects of discontinued operations and divestitures, nonrecurring charges related to acquisitions, and charges related to restructuring. We believe that our ongoing EPS financial measure best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation. The presentation of EPS on an ongoing basis is intended to supplement investors’ understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies. Information concerning Monsanto’s use of the non-GAAP financial measure free cash flow appears in Monsanto’s most recent Report on Form 10-Q.

We are furnishing the information contained in this report, including the Exhibit, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit 99	Press Release, dated March 25, 2008, issued by Monsanto Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2008

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods

Name: Jennifer L. Woods

Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99	Press Release, dated March 25, 2008, issued by Monsanto Company